SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      December 21, 1996

                    National Financial Auto Funding Trust
           (Exact name of registrant as specified in its charter)



    Delaware                              33-80813
(State or Other Jurisdiction              (Commission
of Incorporation)                         File Number)


One Park Place, Suite 200
621 N. W. 53rd Street
Boca Raton, Florida                                     33487
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (407) 997-2747




Item 5.       Other Events

              On November 13, 1996, a single series of certificates, entitled 6.33% Automobile Receivables-Backed Certificates, Series 1996-1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement, dated as of October 21, 1996, among National Financial Auto Funding Trust, as Transferor (the "Transferor"), National Auto Finance Company L.P., as Servicer (the "Servicer" or "NAFCO"), and Harris Trust and Savings Bank, as Trustee (the "Trustee"). The Trustee has caused to be filed with the Commission, the Monthly Report dated December 21, 1996. The Monthly
              Report is filed pursuant to and in accordance with current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Certificates.


              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date December 21, 1996.

                     Principal     Interest     Ending Balance

                     0.00          327,566.95   62,098,000.00

              B. No delinquency in payment under the Certificate Insurance Policy has occurred.

              C.     Have any deficiencies occurred?   NO.
                            Date:
                            Amount:

              D.     Were any amounts paid or are any amounts payable
                     under the Certificate Insurance Policy?   NO
                            Amount:

              E. Are there any developments with respect to the Certificate Insurance Policy? NONE.

              F.     Item 1: Legal Proceedings:        NONE

              G.     Item 2: Changes in Securities:    NONE

              H.     Item 4: Submission of Matters to a Vote of Security
                     Holders: NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Distribution Report for December 21, 1996.



                                                                                        Pre-Funding
                                                              Collection   Pre-Funding    Reserve    Spread
                                                                Account      Account      Account    Account

Beginning Account Balances                                           0.00 15,524,168.66 161,856.71 767,302.64
Interest Income                                                      0.00     38,452.07     378.80   1,806.77

Collection Account
Lockbox Collections during the Collections Period            1,414,066.62          0.00       0.00       0.00
+ Retransfer Amt received from Retransfered Contracts                0.00          0.00       0.00       0.00
+ Income and gain from investment of Collection Acct             3,987.41          0.00       0.00       0.00
+ Amts rec from Transferor,Master Servicer or Subservicer            0.00          0.00       0.00       0.00
- Late Pmt fees collected w/ respect to Contracts on Deposit       (83.32)         0.00       0.00       0.00
- Supplemental Servicing Fee                                         0.00          0.00       0.00       0.00
- Income and gain on investments of Collection Acct             (3,987.41)         0.00       0.00  (1,806.77)
- Scheduled & Prepay Contract Principal                       (723,797.23)         0.00       0.00       0.00
- Amounts deposited with respect to Retransferred Contracts          0.00          0.00       0.00       0.00

Certificate Account
+ Withdrawals from Collection Account                         (690,186.07)         0.00       0.00       0.00
+ Amounts received from the Transferor                               0.00          0.00       0.00       0.00
+ Amounts received from Master Servicer or Subservicer               0.00          0.00       0.00       0.00
+ Withdrawals from Pre-Funding Reserve Account                       0.00          0.00 (43,437.92)      0.00
+ Withdrawals from the Spread Account                                0.00          0.00       0.00       0.00
+ Proceeds of any Contracts or Property                              0.00          0.00       0.00       0.00
+ Income and gain on investment of the Cert Acct                     0.00    (38,452.07)      0.00       0.00
+ Amounts received from Certificate Insurer                          0.00          0.00       0.00       0.00
+ Withdrawals from Revolving Acct or Pre-Funding Acct                0.00          0.00       0.00       0.00
- Expenses of an Opinion of Counsel                                  0.00          0.00       0.00       0.00
- Expenses of Master Servicer or Transferor                          0.00          0.00       0.00       0.00
- Pmts to Master servicer of Ins and Liquid Proceeds                 0.00          0.00       0.00       0.00
- Pmts to Transferor from Retransferred Contracts or property        0.00          0.00       0.00       0.00

Pre-Funding Reserve Account                                          0.00          0.00       0.00       0.00
Less: Amount in excess of Required Deposit                           0.00          0.00       0.00       0.00
Less: Amounts Distributed                                            0.00          0.00       0.00       0.00
Ending Account Balances                                              0.00 15,524,168.66 118,797.59 767,302.64
Available Amount to Certificate Holders                              0.00          0.00       0.00       0.00
                                                               Revolving   Certificate               Master
                                                                Account      Account    Transferor  Servicer

Beginning Account Balances                                     335,454.37          0.00       0.00       0.00
Interest Income                                                    460.41          0.00       0.00       0.00

Collection Account
Lockbox Collections during the Collections Period                    0.00          0.00       0.00       0.00
+ Retransfer Amt received from Retransfered Contracts                0.00          0.00       0.00       0.00
+ Income and gain from investment of Collection Acct                 0.00          0.00       0.00       0.00
+ Amts rec from Transferor,Master Servicer or Subservicer            0.00          0.00       0.00       0.00
- Late Pmt fees collected w/ respect to Contracts on Deposit         0.00          0.00      83.32       0.00
- Supplemental Servicing Fee                                         0.00          0.00       0.00       0.00
- Income and gain on investments of Collection Acct                  0.00          0.00   5,794.18       0.00

- Scheduled & Prepay Contract Principal                        723,797.23          0.00       0.00       0.00
- Amounts deposited with respect to Retransferred Contracts          0.00          0.00       0.00       0.00

Certificate Account
+ Withdrawals from Collection Account                                0.00    690,186.07       0.00       0.00
+ Amounts received from the Transferor                               0.00          0.00       0.00       0.00
+ Amounts received from Master Servicer or Subservicer               0.00          0.00       0.00       0.00
+ Withdrawals from Pre-Funding Reserve Account                       0.00     43,437.92       0.00       0.00
+ Withdrawals from the Spread Account                                0.00          0.00       0.00       0.00
+ Proceeds of any Contracts or Property                              0.00          0.00       0.00       0.00
+ Income and gain on investment of the Cert Acct                  (460.41)    38,912.48       0.00       0.00
+ Amounts received from Certificate Insurer                          0.00          0.00       0.00       0.00
+ Withdrawals from Revolving Acct or Pre-Funding Acct                0.00          0.00       0.00       0.00
- Expenses of an Opinion of Counsel                                  0.00          0.00       0.00       0.00
- Expenses of Master Servicer or Transferor                          0.00          0.00       0.00       0.00
- Pmts to Master servicer of Ins and Liquid Proceeds                 0.00          0.00       0.00       0.00
- Pmts to Transferor from Retransferred Contracts or property        0.00          0.00       0.00       0.00

Pre-Funding Reserve Account                                          0.00          0.00       0.00       0.00
Less: Amount in excess of Required Deposit                           0.00          0.00       0.00       0.00
Less: Amounts Distributed                                            0.00          0.00       0.00       0.00
Ending Account Balances                                      1,059,251.60    772,536.47   5,877.50       0.00
Available Amount to Certificate Holders                              0.00    772,536.47       0.00       0.00



                        Certificate
                        Account       Payment
Available Amount           772,536.47

Payments on Payment Date

Servicing Fee              (84,740.97)    84,740.97

Trustee,Collateral Agent         0.00          0.00
and Custodian fees

Class A Interest                 0.00          0.00

Class A Principal         (327,566.95)   327,566.95

Certificate Insurer              0.00          0.00

Collateral Agent (Spread   (18,060.17)    18,060.17

[Reserved]                       0.00          0.00
Unreimbursed expenses
    To the Trustee        (342,168.38)   342,168.38

    To Master Servicer           0.00          0.00

    To Standby Servicer          0.00          0.00

    To the Transferor            0.00          0.00

Class B Cert Holders             0.00          0.00


(A) Portfolio Performance Tests:      Current:      1 Mo Previous 2 Mos Previous
                                      (yes/no)      (yes/no)      (yes/no)
Trigger Event  (Yes/No)               no            no            no

                                                                  Monthly
Delinquencies                                                     Delinquency
                                      Delinquencies ACPB          Ratio
                        2 Months Prior            0             0         0.000%
                        1 Month Prior:      1301312      50844580         2.559%
                             Current:     2,703,452    50,120,783         5.394%
                                                                          2.651%

                                      Maximum Delinquency Ratio           8.250%

                                                          Monthly        Annual
Gross Defaulted Contracts                                 Default       Default
                             Defaults          ACPB          Rate          Rate
        2 Months Prior:             0             0         0.000%        0.000%
         1 Month Prior:             0    51,012,307         0.000%        0.000%
               Current:        70,086    50,482,681         0.139%        1.666%
                                    0             0         0.046%        0.555%

Maximum Annualized Default Ratio
 i)  Month 1 through 24                                                   18.00%

(iii)  Month 25 through the remainder of the transaction                  14.00%

                                                          Monthly        Annual
                 Losses                                      Loss          Loss
                               Losses          ACPB          Rate          Rate
2 Months Prior:                     0             0         0.000%        0.000%
1 Month Prior:                      0    51,012,307         0.000%        0.000%
Current:                        2,204    50,482,681         0.004%        0.052%
                                                            0.001%        0.017%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                    8.00%
(iii)  Month 25 through the remainder of the transaction                   6.00%

(B) Insurance Agreement Event of Defaults           1 Mo Previous 2 Mos
Previous
                                      Current:      (yes/no)      (yes/no)
Event of Default (Yes/No)             no            no            no

(1)                     Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)                     Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                                        Monthly
Delinquencies                                                       Delinquency
                                      Delinquencies          ACPB         Ratio
                        2 Months Prior            0    51,180,034       0.00000%
                        1 Month Prior:    1,301,312    50,844,580       2.55939%
                             Current:     2,703,452    50,120,783       5.39387%
                                                  0             0       2.65109%

                                      Maximum Delinquency Ratio           11.00%

(5) The Default Rate average over the 3 previous Monthly Periods exceeds 25% for month 1 through 24, and 17% for the remainder othe transaction;


                                                    Monthly       Annual
Defaults                                            Default       Default
                        Defaults      ACPB          Rate          Rate
2 Months Prior:                     0             0         0.000%        0.000%
1 Month Prior:                      0    51,012,307         0.000%        0.000%
Current:                       70,086    50,482,681         0.139%        1.666%
                                                            0.046%        0.555%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   25.00%
(iii)  Month 25 through the remainder of the transaction                  17.00%

(B) Insurance Agreement Event of defaults (Cont.)

(6) The Net Loss Rate averaged over the 3 previous Monthly Periods exceeds 11% for month 1 through 24, and 8% for the remainder of


                                                    Monthly       Annual
Losses                                              Loss          Loss
                        Losses        ACPB          Rate          Rate
2 Months Prior:                     0             0         0.000%        0.000%
1 Month Prior:                      0    51,012,307         0.000%        0.000%
Current:                        2,204    50,482,681         0.004%        0.052%
                                                                          0.017%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 12                                                   11.00%
(iii)  Month 25 through the remainder of the transaction                   8.00%


(7)                     The Servicer Termination Events listed below:

Failure to deposit funds as requires under the                    no
Pooling and Servicing Agreement

Failure to deliver the Servicer's Certificate                     no

Breach of Servicer covenants                                      no

Bankruptcy or insolvency of the Servicer                          no

Material breach of representations and warranties                 no

Certificate Insurer has not delivered a                           no
Servicer Extension Notice

Insurance Agreement Event of Default on                           no
this or other transactions

Claim under the policy                                            no

Class A Interest Schedule
                        Opening Class A Principal Balance         62,098,000.00
                        Class A Interest Rate                              6.33%
                        30/360*Class A Interest Rate                       0.53%
                        Current Class A Interest  Distribution       327,566.95
                        Prior Class A Interest Arrearage                   0.00

                        Class A Interest Due                         327,566.95

                        Current Class A Interest Arrearage                 0.00

Class A Principal Schedule



                        Opening Class A Principal Balance         62,098,000.00

                        Scheduled Principal                          520,273.14
                        Prepayments                                  200,029.09
                        Recoveries                                     3,495.00
                        (Less) Amounts reinvested                   (723,797.23)
                                                                           0.00
                        Retransfers                                        0.00
                                                                           0.00

                                      Class A Share - 91%                  0.00


                        Prepayment from Revolving Account                  0.00
                        Prepayment From Pre-Funding Account                0.00
                        Prior Class A Arrearage                            0.00

                        Class A Principal Due                              0.00

                        Class A Principal Distribution                     0.00

                        Current Class A Arrearage                          0.00

Ending Class A Principal Balance after current Distribution       62,098,000.00


Servicing Fee Schedule

                        Beginning Collateral Balance50,844,580.07
                        Annual Servicing Rate                2.00%
                        Prior Servicing Fee Arrearag         0.00
                        Current Servicer Fee            84,740.97
                        Servicer Fee Due                84,740.97
                        Servicer Fee Paid               84,740.97
                        Current Servicing Fee Arrear         0.00

Trustee Fee Schedule

Annual Trustee Fee                                           0.00
Prior Trustee Fee Arrearage                                  0.00
Current Trustee Fee                                          0.00
Trustee Fee Due                                              0.00
Current Trustee Fee Arrearage                                0.00


Certificate Insurer Schedule

Ending  Class A Balance                             62,098,000.00
Insurance Premium                                           0.349%
Insurance Premium Supplement                                0.500%
Certificate Insurer Fee                                 18,060.17


Pre-Funding Account

Opening Balance                                     15,524,168.66

Monthly Originations                                         0.00
Withdrawal From Pre-Funding Account                          0.00
Prepayment associated with end of Pre-Funding Period         0.00
Closing Balance                                     15,524,168.66


Revolving Account Schedule

Opening Balance                                        335,454.37
Amount Transfered from Collection Account              723,797.23
First Interim Balance                                1,059,251.60
Withdrawal From Revolving Account                            0.00
Second Interim Balance                               1,059,251.60
Amount Transfered to Certificate Account                     0.00
Prepayment Associated with Release from Revolving Ac         0.00
Ending Balance                                       1,059,251.60


Spread Account

Initial Collateral Balance                               62098000
Opening Spread Account Balance                          767302.64
Less Interest Earned                                     -1806.77
Opening Spread Account Balance                          767302.64
Required Balance Spread Account                           1361840
Required Deposit to Spread Account                      594537.36
Ending Spread Account Balance                       1109471.02488


Cap                                                  1,361,840.00
Lessor of (i) 2% of the sum of the initial
Collateral balance and the Pre-Funded Amount, and (ii) the Floor Amount. If a Portfolio
Performance Test is violated and is continuing, the amount in (i) above will equal the greater of 7% of the collateral balance and (i).

If an Portfolio Performance Test is violated and subsequently cured, the amount in (i) above will revert to 2% of the sum of the initial collateral balance and the Pre-Funded Amount. The
Portfolio Performance Tests will be deemed cured if all of the Portfolio Performance Tests are satisfied for 3 consecutive months.

If an insurance Agreement Event of Default has occurred, there shall be no Spread Account Cap.
Insurance Agreement Events of Default
are not curable.

Floor                                               62,098,000.00
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000

Class A Certificate Factor

Current Class A Balance                                62,098,000
Initial Class A Balance                                62,098,000

Certificate Factor:                                    1.00000000


Aggregate Contract Principal  Balance                  50,120,783

Class A Balance                                        62,098,000
Less: Revolving Account X  91%             (963,919)
         Prefunding Account             (15,524,169)  (16,488,088)
   Recivable backed Certificates                       45,609,912

A Investor Percentage                                       91.00%

                                                                         Number
                                             Amount      Schedule   of Accounts
Servicer Reconciliation
Opening Principal Balance
   per World Omni (prior Month)       50,844,580.07 A                     4,298

Add: New Accounts Transfered                        B-1                       0

Less: Scheduled Principal Received      (520,273.14)C-1
           Prepaid Accounts             (200,029.09)C-2                     (30)
           Repossessed Accounts                     C-3                       0

Closing Principal Balance
   per World Omni                     50,054,191.91 D                     4,268

ACPB/World Omni  Reconciliation
Closing Principal Balance
   per World Omni                     50,054,191.91                       4,268

Add: Non Liquidated Repo Inventory
        deducted from Servicer balance but
        not passed through to investor    66,590.93                           0

Less: Over 90 Day Accounts in Servicer
         Balance but previously passed through
          to investors                         0.00                           0

Adjusted ACPB                         50,120,782.84                       4,268



ACPB Prior/Current Balance Reconciliation
Prior Month ACPB                      50,844,580.07

Less: Scheduled Principal Received      (520,273.14)
           Prepaid Accounts             (200,029.09)

Less: Liquidated Accounts

Current Month ACPB                    50,124,277.84

                                      Liquidated
  Repo/Liquidated Accts Repo PrincipalPrincipal     Repo Inventory
               10/31/96          0.00          0.00          0.00
               11/30/96     70,085.93      3,495.00     66,590.93
               12/31/96          0.00          0.00          0.00
               01/31/97          0.00          0.00          0.00
               02/28/97          0.00          0.00          0.00
               03/31/97          0.00          0.00          0.00
               04/30/97          0.00          0.00          0.00
               05/31/97          0.00          0.00          0.00
               06/30/97          0.00          0.00          0.00
               07/31/97          0.00          0.00          0.00
               08/31/97          0.00          0.00          0.00
               09/30/97          0.00          0.00          0.00
                            70,085.93      3,495.00     66,590.93


   Over 90 Day Accounts New 90 Day AccTransfered    90 Day Inventory
               10/31/96          0.00          0.00          0.00
               11/30/96          0.00          0.00          0.00
               12/31/96          0.00          0.00          0.00
               01/31/97          0.00          0.00          0.00
               02/28/97          0.00          0.00          0.00
               03/31/97          0.00          0.00          0.00
               04/30/97          0.00          0.00          0.00
               05/31/97          0.00          0.00          0.00
               06/30/97          0.00          0.00          0.00
               07/31/97          0.00          0.00          0.00
               08/31/97          0.00          0.00          0.00
               09/30/97          0.00          0.00          0.00
                                 0.00          0.00          0.00


                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NATIONAL FINANCIAL AUTO
                                   FUNDING TRUST


                                   By:          /s/ Keith B. Stein
                                   Name:        Keith B. Stein
                                   Title:       Secretary

Dated:        December 31, 1996